Popular Income Plus Fund, Inc.

Schedule of Investments

September 30, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government General Obligations (4.85%)
$336,273	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)(a)	0.000%	07/01/33	$240,172
288,383	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.625%	07/01/27	298,514
275,559	Commonwealth of Puerto Rico - General Obligation Unlimited Bonds (Series 2022 A-1)	5.750%	07/01/31	305,363

Total Puerto Rico Government General Obligations				$844,049
(Cost $781,083)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (13.73%)
98,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/27	92,655
1,850,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/46	628,475
1,508,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)(c)	0.000%	07/01/51	377,372
1,338,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(b)(c)	5.000%	07/01/58	1,291,266

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				$2,389,768
(Cost $2,383,839)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (66.30%)(d)
$93,977	GNMA Pool 670407	5.000%	03/15/38	$93,820
524,341	GNMA Pool 609094	5.000%	06/15/38	529,801
672,969	GNMA Pool 609096	5.000%	06/15/38	680,192
976,528	GNMA Pool 702983	5.000%	02/15/39	1,015,943
1,806,742	GNMA Pool 711437(e)	5.000%	07/15/39	1,879,663
3,191,987	GNMA Pool 711455(e)	5.000%	09/15/39	3,320,873
2,339,638	GNMA Pool 711498(e)	5.000%	03/15/40	2,434,122
315,742	GNMA Pool 723741	5.000%	04/15/40	328,494
173,344	GNMA Pool 572047	5.500%	06/15/33	175,863
878,563	GNMA Pool 694133	5.500%	09/15/38	927,514

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (66.30%)(d) (continued)
$147,698	GNMA Pool 528139	6.000%	11/15/32	$151,096
Total Puerto Rico GNMA Bonds				$11,537,381
(Cost $11,122,188)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (37.86%)(f)
760,137	FNMA Pool 695403	5.000%	06/01/33	770,552
1,099,080	FNMA Pool 758527(e)	5.000%	03/01/34	1,114,172
1,557,836	FNMA Pool 849999(e)	5.000%	01/01/36	1,593,347
682,706	FNMA Pool 993991	5.000%	07/01/39	699,165
104,179	FNMA Pool 932695	5.000%	03/01/40	106,691
277,972	FNMA Pool AC0850	5.000%	03/01/40	284,676
316,049	FNMA Pool 909106	5.500%	10/01/37	327,696
341,279	FNMA Pool 953110	5.500%	06/01/38	352,521
317,641	FNMA Pool 909239	5.500%	10/01/38	329,663
80,696	FNMA Pool 909107	6.000%	10/01/37	83,734
648,638	FNMA Pool 909109	6.000%	10/01/37	684,376
230,673	FNMA Pool 953093	6.000%	12/01/37	240,978
Total Puerto Rico Fannie Mae Bonds				$6,587,571
(Cost $6,416,886)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (9.27%)(g)
304,191	FGLMC Pool B70769	5.000%	02/01/39	306,230
1,071,899	FGLMC Pool G05744(e)	5.500%	01/01/36	1,116,587
180,761	FGLMC Pool A55971	5.500%	11/01/36	189,690
Total Puerto Rico Freddie Mac Bonds				$1,612,507
(Cost $1,556,850)

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (3.12%)
500,000	Constellation Energy Generation LLC	6.250%	10/01/39	543,139
(Cost $505,744)

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (8.04%)
1,400,000	FHLB DISCOUNT NT FHLBDN 10/01/25(a)	0.000%	10/01/25	1,399,843
(Cost $1,400,000)

Total Investments (143.17%)
(Cost $24,166,590)				$24,914,258

Liabilities in Excess of Other Assets (-43.17%)				(7,512,654)
NET ASSETS (100.00%)				$17,401,604

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These Bonds are not an obligation of the Commonwealth of Puerto Rico.

See Notes to Financial Statements.

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(c)	These securities are the exchanged bonds under the COFINA's Third Amended Plan of Adjustment (the "Plan").

(d)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(e)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.

(f)	Puerto Rico Fannie Mae - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	4.45%	09/25/2025	10/08/2025	$(3,518,788)
J.P. Morgan Chase & Co.	4.36%	09/17/2025	10/15/2025	(3,216,505)
Santander	4.60%	09/15/2025	10/01/2025	(573,000)
South Street Securities	4.60%	09/30/2025	10/01/2025	(210,000)
				$(7,518,293)

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular Income Plus Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Company of 1940, as amended (the “1940 Act”) since May 21, 2021 as a result of the repeal of its exemption from registration thereunder. The Fund was incorporated on May 21, 2007 and started operations on June 27, 2007.

The Fund’s primary investment objective is to seek to provide a high level of current income that is consistent with the tax advantages offered by Puerto Rico investment companies. There can be no assurance that the Fund will achieve its objectives.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments – All securities are presented at fair value, which is determined by the Fund’s administrator, ALPS Fund Services, Inc. (the "Fund Administrator”), with the assistance of the Fund’s investment adviser, Popular Asset Management LLC (the “Investment Adviser") (refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund's management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(b)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

On August 4, 2022, the Board of Directors of the Fund appointed the Investment Adviser as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s NAV is calculated on a particular day.

●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Below is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset- backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value is obtained from third-party pricing services which incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities and U.S. Agencies: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year U.S. Treasury Notes and are classified as Level 1.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Puerto Rico Government General Obligations	$–	$844,049	$–	$844,049
Puerto Rico Government Instrumentalities Tax Exempt Notes	–	2,389,768	–	2,389,768
Puerto Rico GNMA Bonds	–	11,537,381	–	11,537,381
Puerto Rico Fannie Mae Bonds	–	6,587,571	–	6,587,571
Puerto Rico Freddie Mac Bonds	–	1,612,507	–	1,612,507
Corporate Bonds	–	543,139	–	543,139
US Government and Agency
Obligations	–	1,399,843	–	1,399,843
Total	$–	$24,914,258	$–	$24,914,258

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

NOTE 3. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Also, the Fund’s yield will tend to lag behind changes in short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated six months until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

Credit Risk. Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during six months of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be disposed of in the ordinary course of business within seven calendar days at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

Popular Income Plus Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

NOTE 4. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.